Columbia Asia Pacific ex-Japan Fund
Columbia Emerging Markets Opportunity Fund
Columbia European Equity Fund
Columbia Global Equity Fund
Columbia Global Extended Alpha Fund

Supplement dated July 1, 2011

to the Prospectuses dated December 30, 2010

and the Statement of Additional Information (SAI) dated June 29, 2011

For each Prospectus

The fifth paragraph under the section “Fund Management and Compensation — Investment Manager” is revised and replaced as follows:

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund’s assets. Columbia Management monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board. On June 9, 2011, the Board approved a change in the compensation payable by Columbia Management to Threadneedle for managing the investment of the Fund’s assets. See the SAI for more information. Any future changes to the compensation payable to Threadneedle are likewise subject to the approval of the Board.

The rest of the section remains unchanged.

For the SAI

Under the section “Service Providers — Investment Management Services, the following rows in “Table 17 Subadvisers and Subadvisory Agreement Fee Schedules” have been revised as follows:

Parent
Fund	Subadviser	Company	Fee Schedule
Funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle International Limited (b) (Threadneedle) (effective July 15, 2009)	D	0.45% on all asset levels

Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.50% on all asset levels

Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all asset levels

Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all asset levels

Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.50% on all asset levels

The rest of the table remains unchanged.

S-6532-2 A (7/11)